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                                                                EXHIBIT 23.01

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, SEC File Nos. 33-23809, 33-85752, 33-76538, 33-74034, 33-61987, 333-1707 and 333-2745.


                                                     ARTHUR ANDERSEN LLP


Los Angeles, California
December 16, 1996